NeoMedia Technologies, Inc.

                 Stock Purchase Agreement Dated August 30, 1997
                 By and Between NeoMedia Technologies, Inc. and
                       George Luntz and Gerald L. Willis

                                  Exhibit 99.1


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                            STOCK PURCHASE AGREEMENT


                           NEOMEDIA TECHNOLOGIES, INC.

                                       and

                        GEORGE LUNTZ and GERALD L. WILLIS


                                 AUGUST 30, 1997


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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

1.    Definitions...........................................................1
      1.1    "Assets".......................................................1
      1.2    "Commitments"..................................................2
2.    Sale and Delivery of ALS Shares.......................................2
      2.1    ALS Shares.....................................................2
      2.2    No Encumbrances................................................3
      2.3    Delivery of Possession.........................................3
      2.4    Instruments of Transfer........................................3
3.    Issuance and Delivery of NeoMedia Stock...............................3
      3.1    NeoMedia Shares................................................3
4.    Closing...............................................................3
      4.1    Date and Location..............................................3
5.    Representations and Warranties of Sellers.............................4
      5.1    Title to Shares, Authority.....................................4
      5.2    Capital Stock..................................................4
      5.3    Incorporation Documents........................................4
      5.4    Organization and Good Standing.................................4
      5.5    Subsidiaries, Divisions and Affiliates.........................5
      5.6    No Outstanding Obligations.....................................5
      5.7    Equity Investments.............................................5
      5.8    Validity of Agreement..........................................5
      5.9    Effect of Agreement............................................5
      5.10   Restrictions, Burdensome Agreements............................5
      5.11   Governmental and Other Consents................................6
      5.12   Financial Statements...........................................6
      5.13   Absence of Certain Changes or Events...........................6
      5.14   Undisclosed Liabilities........................................8
      5.15   Insurance......................................................8
      5.16   Compliance with Laws...........................................9
      5.17   Employees......................................................9
      5.18   Employee Benefit Plans.........................................9
      5.19   No Guarantees..................................................9
      5.20   Accounts Receivable............................................9
      5.21   Books and Records..............................................9
      5.22   Absence of Litigation..........................................9
      5.23   No Interest in Competitors....................................10
      5.24   Taxes.........................................................10
      5.25   Contracts and Agreements......................................10
      5.26   No Defaults...................................................11

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      5.27   No Consents Required..........................................11
      5.28   Patents, Trademarks, Copyrights, etc..........................11
      5.29   Permits, Licenses, etc........................................12
      5.30   Marketable Title; No Liens....................................12
      5.31   Powers of Attorney............................................12
      5.32   Sufficiency of Assets and Commitments.........................12
      5.33   Labor Disputes, Unfair Labor Practices........................12
      5.34   Past Due Obligations..........................................13
      5.35   Recent Dividends and Other Distributions......................13
      5.36   No Untrue Statements..........................................13
      5.37   Shares Held for Investments...................................13
      5.38   Restrictive Legend............................................13
      5.39   Knowledge of ALS and Sellers..................................14
6.    Representations and Warranties of NeoMedia...........................14
      6.1    Organization and Good Standing................................14
      6.2    Capitalization................................................14
      6.3    Corporate Authorization.......................................14
      6.4    No Breach or Violation........................................14
      6.5    Tax-Free Treatment............................................15
7.    Pre-Closing Covenants of the Sellers.................................15
      7.1    Conduct of Business Until Closing Date........................15
      7.2    Access to Properties, Records, Suppliers, Agents, etc.........16
      7.3    Advice of Changes.............................................16
      7.4    Conduct.......................................................16
      7.5    Employee Benefit Plans........................................17
      7.6    Satisfaction of Conditions by Sellers.........................17
      7.7    Non-Disclosure of Negotiations and Non-Usage of Documents
                 of NeoMedia...............................................17
8.    Pre-Closing Covenants of NeoMedia....................................17
      8.1    Satisfaction of Conditions by NeoMedia........................17
      8.2    Confidentiality...............................................17
9.    Post-Closing Covenants...............................................18
      9.1    Further Assurances............................................18
      9.2    Acquisitions by NeoMedia of Similar Businesses................18
      9.3    Board of Directors' Meetings..................................18
      9.4    Continued Business of ALS.....................................18
10.   Conditions Precedent to the Obligations of NeoMedia..................18
      10.1   Accuracy of Representations and Warranties....................19
      10.2   Performance of Agreements.....................................19
      10.3   Litigation, etc...............................................19
      10.4   Approvals and Consents........................................19


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      10.5   Seller's Certificate..........................................20
      10.6   Officer's Certificate.........................................20
      10.7   Good Standing Certificates....................................20
      10.8   Material Adverse Change.......................................20
      10.9   Actions, Proceedings, etc.....................................20
      10.10  Opinion of Counsel to ALS.....................................20
      10.11  Licenses, Permits, Consents, etc..............................20
      10.12  Documentation of Rights.......................................21
      10.13  Officers' Financial Certificate...............................21
      10.14  Update of Exhibits............................................21
      10.15  Completion of Due Diligence...................................21
      10.16  Employment and Consulting Agreements..........................21
      10.17  Stock Price...................................................21
      10.18  Approval by Joseph Charles & Associates, Inc..................21
11.   Conditions Precedent to the Obligations of the Sellers...............21
      11.1   Accuracy of Representations and Warranties....................22
      11.2   Performance of Agreements.....................................22
      11.3   Employment and Consulting Agreements..........................22
      11.4   Stock Price...................................................22
      11.5   Commission Arrangements.......................................22
      11.6   Taxes.........................................................22
      11.7   Registration..................................................22
12.   Miscellaneous........................................................22
      12.1   Nature and Survival of Representations, Warranties, Covenants
               and Indemnification.........................................22
      12.2   Entire Agreement; Amendment...................................23
      12.3   Notices.......................................................23
      12.4   Severability..................................................24
      12.5   Waivers.......................................................24
      12.6   Headings; Certain Terms.......................................24
      12.7   Counterparts..................................................25
      12.8   Expenses......................................................25
      12.9   Termination of Agreement......................................25
      12.10  Transaction Taxes.............................................25
      12.11  Binding Effect; Benefits......................................25
      12.12  Disclosures...................................................26
      12.13  Section References............................................26
      12.14  Brokers and Finders...........................................26
      12.15  Public Announcements..........................................26
      12.16  No Strict Construction........................................26
      12.19  Number and Gender.............................................26

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                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of this 30th day of August, 1997, by and between NeoMedia Technologies, Inc. a Delaware corporation ("NeoMedia"), and George Luntz and Gerald L. Willis (collectively, "Sellers").

         WHEREAS, Sellers are the owners of 200 shares of common capital stock of Allegiant Legacy Solutions, Inc., an Ohio corporation ("ALS"), which constitutes all of the issued and outstanding shares of common capital stock of ALS; and

         WHEREAS, ALS has only one class of authorized shares, such class being common stock;

         WHEREAS, Sellers are willing to sell and exchange all of their shares in ALS for 1,070,000 shares of common stock of NeoMedia, and NeoMedia is willing to issue and deliver to Sellers shares of its common capital stock, $.01 par value, in exchange for all of the issued and outstanding shares of ALS, after which the business of ALS shall be merged into NeoMedia pursuant to the terms and conditions set forth in this Agreement;

         WHEREAS, the parties intend that the transaction be treated as a tax-free reorganization under Section 368(a)(1)(B) of The Internal Revenue Code;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, and of the terms, covenants and conditions hereinafter contained, the parties hereto agree as follows:

         1. DEFINITIONS

         1.1 "ASSETS". As used in this Agreement, the term "Assets" shall mean the assets of ALS (as of the Closing) as follows:

               1.1.1 the business of ALS as a going concern, the goodwill pertaining thereto and all of ALS's right, title and interest and to the names Allegiant Legacy Solutions, Inc. and all other names used by ALS, as well as all logos relating thereto;

               1.1.2 all items of inventory owned by ALS including, without limitation, all raw materials, work-in-progress and finished goods of ALS (all of which are collectively referred to hereinafter as "Inventory");

              1.1.3 all machinery, equipment (including equipment which has previously been fully depreciated by ALS and equipment loaned to customers), furniture, fixtures and



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non-inventory supplies of ALS (including containers, packaging and shipping material, tools and spare parts and other similar tangible personal property owned by ALS, which are listed on Exhibit 1.1.3, all of which are collectively referred to hereinafter as the "Equipment");

               1.1.4 all of ALS's right, title and interest in and to the United States and foreign rights of ALS currently owned or used by ALS (and the rights proposed to be used) in the conduct of the business of ALS, with respect to patents, patents pending, copyrights, formulae, licenses, trademarks, trademark rights, trade names, service marks, service mark rights, trade secrets, shop rights, know-how, technical information, techniques, discoveries, designs, proprietary rights and non-public information of ALS and registrations, reissues and extensions thereof and applications and licenses therefor (all of such rights being collectively referred to hereinafter as the "Rights");

               1.1.5 all books and records of ALS including all in-house mailing lists, rented mailing lists, and other customer and supplier lists, trade correspondence, production and purchase records, promotional literature, data storage tapes and computer disks, computer software, order forms, accounts payable records (including invoices, correspondence and all related documents), accounts receivable ledger from November 30, 1996, through the Closing Date, all documents relating to uncollected invoices, and all shipping records from November 30, 1996, through the Closing Date;

               1.1.6 all contracts, agreements and orders for goods and services of ALS;

               1.1.7 all trade receivables of ALS ("Accounts Receivable") and all advance payments, prepaid items, rights to offset and credits of all kinds of ALS;

               1.1.8 all real property owned or leased by ALS together with all fixtures attached thereto; and

               1.1.9 all other assets of ALS.

         1.2 "COMMITMENTS" shall mean all agreements, indentures, mortgages, plans, policies, arrangements, and other instruments, including all amendments thereto (or where they are verbal, written summaries of the material terms thereof), fixed or contingent.

         2. SALE AND DELIVERY OF ALS SHARES.

         2.1 ALS SHARES. Subject to and on the terms and conditions hereof, in reliance on the representations and warranties of NeoMedia and in consideration of the issuance to Sellers of 1,070,000 shares of common stock of NeoMedia, Sellers agree to sell, assign, transfer and deliver to NeoMedia at the Closing 200 shares of ALS (the "Shares"), together

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with all books and records of ALS, after which the business of ALS shall be merged into NeoMedia and shall be accounted for as a pooling of interests.

         2.2 NO ENCUMBRANCES. The Shares sold to NeoMedia hereunder shall be fully paid and non-assessable, and shall be free and clear of any and all contracts, commitments, agreements, liens, claims, charges, restrictions or encumbrances of any kind or nature whatsoever, whether or not of record other than restrictions imposed by federal and applicable state securities laws.

         2.3 DELIVERY OF POSSESSION. At the Closing, Sellers shall deliver to NeoMedia possession of the certificates representing the Shares. The certificates representing the Shares shall be duly endorsed in blank or accompanied by duly executed stock powers.

         2.4 INSTRUMENTS OF TRANSFER. At the Closing, Sellers shall deliver, or cause to be delivered, to NeoMedia such duly executed instruments as may be reasonably requested by NeoMedia, including, without limitation, powers of attorney, in form and substance reasonably satisfactory to NeoMedia and its counsel, for the consummation of the transactions contemplated under this Agreement, for the vesting in NeoMedia of all of Sellers' right, title and interest in and to the Shares, or for the vesting in NeoMedia (after and by reason of the change in ownership) of all right, title and interest in and to the Assets.

         3. ISSUANCE AND DELIVERY OF NEOMEDIA SHARES.

         3.1 NEOMEDIA SHARES. Subject to and on the terms and conditions hereof, in reliance on the representations and warranties of Sellers herein and in consideration of the sale and transfer to them of the Shares, NeoMedia agrees to issue and deliver to Sellers at the Closing 1,070,000 shares of common stock of NeoMedia ("NeoMedia Shares"). The NeoMedia Shares, when issued and delivered hereunder, shall be duly authorized, validly issued, fully paid and non-assessable and shall be unregistered under the Securities Act of 1933, as amended and shall contain the legend set forth in Section 5.38 hereof.

         4. CLOSING.

         4.1 DATE AND LOCATION. The closing of the transaction provided for herein ("Closing") shall be held no later than September 30, 1997, at the offices of NeoMedia in Fort Myers, Florida, or at such other time and place as the parties shall agree ("Closing Date"). All Closing transactions shall be deemed to take place simultaneously, and no Closing transaction shall be deemed consummated until all transactions to take place at the Closing have been consummated.


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         5. REPRESENTATIONS AND WARRANTIES OF SELLERS. Sellers each represent and warrant to NeoMedia as follows, each of which representation and warranty is material and is being relied upon by NeoMedia and each of which is true and correct as at the date hereof and shall be true and correct as of the Closing, with the same effect as if each such representation and warranty had been made at and as of the Closing:

         5.1 TITLE TO SHARES, AUTHORITY. Sellers are the owners of, and have good and marketable title to, the Shares, free and clear of any and all contracts, commitments, agreements, liens, claims or encumbrances, whether or not of record. Each Seller has all requisite capacity, power and authority to execute and deliver this Agreement and to perform his obligations hereunder.

         5.2 CAPITAL STOCK.

                   (a) ALS has authorized capital stock consisting of 850 shares of common stock, no par value, of which 200 shares are issued and outstanding, and all of which are duly authorized, validly issued, fully paid, nonassessable, free of preemptive rights, and were issued in compliance with all federal and applicable state securities laws.

                   (b) Except as set forth in Exhibit 5.2 hereof, there are no outstanding offers, options, warrants, rights, calls, commitments, obligations (verbal or written), conversion rights, plans or other agreements (conditional or unconditional) of any character providing for, requiring or permitting the offer, sale, purchase or issuance of any shares of capital stock of ALS or any other securities (as such term is defined in the Securities Act of 1933, as amended). Except as set forth in Exhibit 5.2, there are no equity securities of ALS that are reserved for issuance or are outstanding.

                   (c) The Common Stock is owned by Sellers free and clear of all liens, charges, encumbrances or claims of any kind whatsoever.

         5.3 INCORPORATION DOCUMENTS. True and correct copies of the incorporation documents and by-laws of ALS, together with all amendments thereto, have been delivered to NeoMedia.

         5.4 ORGANIZATION AND GOOD STANDING. ALS is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and is qualified to conduct business in Ohio and in all other jurisdictions where the nature of its assets and business requires such qualifications and ALS has the full corporate power and authority to own or lease its properties and operate its properties and Assets, and to carry on its business as presently being conducted.

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         5.5 SUBSIDIARIES, DIVISIONS AND AFFILIATES. Except as set forth on
Exhibit 5.5, there are no subsidiaries, divisions or affiliates of ALS. Except as set forth on Exhibit 5.5, the business of ALS has been conducted solely by ALS and not through any affiliates, joint venture or other entity, person or under any other name.

         5.6 NO OUTSTANDING OBLIGATIONS. There are no contracts, options or other agreements or understandings pursuant to which ALS is or may be obligated to issue shares of its capital, and there are no obligations of ALS outstanding which may be converted into any shares of capital of such corporation and, except as disclosed herein, there are no other shares of ALS issued or outstanding.

         5.7 EQUITY INVESTMENTS. Except as set forth in Exhibit 5.7, ALS does not own or have any rights to any equity interest, directly or indirectly, in any corporation, partnership, joint venture, firm or other entity.

         5.8 VALIDITY OF AGREEMENT. The execution, delivery and performance of this Agreement has been duly and validly executed and delivered by Sellers. This Agreement constitutes a valid and binding obligation of Sellers enforceable in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally.

         5.9 EFFECT OF AGREEMENT. The execution, delivery and performance of this Agreement by Sellers and consummation by Sellers of the transactions contemplated hereby, will not, with or without the giving of notice and the lapse of time, or both, (a) violate any provision of law, statute, rule, regulation or executive order to which ALS, or the Sellers, respectively, is subject; (b) violate any judgment, order, writ or decree of any court applicable to ALS, or Sellers, respectively, or (c) result in the breach of or conflict with any term, covenant, condition or provision of, result in the modification or termination of, constitute a default under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the Assets pursuant to, any corporate charter, by-law, commitment, contract or other agreement or instrument, including any of the Commitments, to which ALS or the Sellers is a party or by which any of the Assets is or may be bound or affected or from which ALS or Sellers derive benefit, which breach, conflict, modification, termination, default or encumbrance described in this clause (c) would be material to the business of ALS or any of its Assets.

         5.10 RESTRICTIONS; BURDENSOME AGREEMENTS. Neither ALS nor Sellers is a party to any contract, commitment or agreement, nor is any of them, the ALS Shares or any of the Assets subject to, or bound or affected by, any provision of the articles of incorporation, by-laws, or other corporate restriction, or any order, judgment, decree, law, statute, ordinance, rule, regulation or other restriction of any kind or character, which would, individually or in

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the aggregate, materially adversely affect ALS's business, the ALS Shares or any of the Assets.

         5.11 GOVERNMENTAL AND OTHER CONSENTS. No consent, authorization or approval of, or exemption by, any governmental, public or self-regulatory body or authority is required in connection with the execution, delivery and performance by Sellers of this Agreement or by Sellers of any of the instruments or agreements herein referred to, or the taking of any action hereby contemplated.

         5.12 FINANCIAL STATEMENTS. Except as disclosed in Exhibit 5.12 or as otherwise disclosed herein, the interim financial statements for ALS for the period ended July 31, 1997 (the "ALS Financial Statements"), present fairly the financial position of such company as of the date to which they relate and have been prepared as internally generated, unaudited financial statements, and to the best of Sellers' knowledge, all items that could have a material adverse effect on the willingness of a prospective purchaser to acquire ALS have been disclosed in the ALS Financial Statements or in the Exhibits to this Agreement.

         5.13 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since July 31, 1997, except as disclosed on Exhibit 5.13, ALS has not suffered any adverse changes in, or the occurrence of any events which, individually or in the aggregate, has or have had, or might reasonably be expected to have, a material adverse affect on, ALS's financial condition, results of operations, business, the value of the Assets or the Shares. Without limiting the generality of the foregoing, except as set forth on Exhibit 5.13:

              5.13.1 ALS has not sold, leased, transferred, or assigned any of its Assets, tangible or intangible, other than for fair consideration in the ordinary course of business;

              5.13.2 ALS has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $50,000 or outside the ordinary course of business or entered into any transactions not in the ordinary course of business which would, individually or in the aggregate, materially adversely affect the Assets or the business of ALS;

                  5.13.3 no party (including ALS) has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) to which ALS is a party or by which it is bound which involves more than $50,000;

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              5.13.4 ALS has not made any capital expenditure (or series of related capital expenditures) either involving more than $50,000 or outside the ordinary course of business;

              5.13.5 ALS has not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other person (or series of related capital investments, loans, and acquisitions) either involving more than $50,000 or outside the ordinary course of business;

              5.13.6 ALS has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $50,000 singly or any group of related transactions totaling more than $50,000 in the aggregate;

              5.13.7 ALS has not delayed or postponed the payment of accounts payable or other liabilities outside the ordinary course of business;

              5.13.8 ALS has not canceled, compromised, waived, or released any right or claim (or series of related rights and claims) or other indebtedness owing to ALS;

              5.13.9 Other than distributions necessary to pay Sellers' respective portion of income taxes as approved, or to be approved, by NeoMedia, ALS has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind);

              5.13.10 ALS has not experienced any damage, destruction, or loss (whether or not covered by insurance) to any of its Assets;

              5.13.11 ALS has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees;

              5.13.12 ALS has not granted any increase in the compensation of any of its directors, officers, and employees or made any other change in employment terms for any of its directors, officers, and employees;

              5.13.13 ALS has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees;

              5.13.14 ALS has not made or pledged to make any charitable or other capital contribution outside the ordinary course of business;

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              5.13.15 sold, assigned, transferred or granted any rights under or with respect to any Rights;

              5.13.16 there has not been any other material adverse occurrence, event, incident, action, failure to act, or transaction outside the ordinary course of business involving ALS; and

              5.13.17 ALS has not committed to any of the foregoing.

         5.14 UNDISCLOSED LIABILITIES. ALS has no liability, and, to the best of Sellers' knowledge, there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against ALS giving rise to any liability, except for (a) liabilities set forth on the face of the balance sheet of ALS dated July 31, 1997, and (b) liabilities which have arisen after the most recent fiscal month end in the ordinary course of business, none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law.

         5.15 INSURANCE. There are no outstanding or unsatisfied written requirements or repeated verbal recommendations imposed or made by any of ALS's current insurance companies with respect to current policies covering any of the Assets, or by any governmental authority requiring or recommending, with respect to any of the Assets, that any repairs or other work be done on or with respect to, or requiring or recommending any equipment or facilities be installed on or in connection with, any of the Assets. ALS carries, and (with respect to any period for which a claim against ALS may still arise) has always carried worker's compensation insurance in reasonable amounts, and other insurance which is reasonably necessary to the conduct of ALS's business. On Exhibit 5.15 is set forth a correct and complete list of (a) all currently effective insurance policies and fidelity and surety bonds covering the Assets or the business of ALS, and their respective annual premiums (as of the last renewal or purchase of new insurance), and (b) for the fiscal-year period ending on the date hereof,
(i) all accidents, casualties or damage occurring on or to the Assets or relating to the business or products of ALS which in the aggregate are in excess of $10,000, and (ii) claims for damages, contribution or indemnification and settlements (including pending settlement negotiations) relating thereto which in the aggregate are in excess of $10,000. Except as set forth on Exhibit 5.15, as of the date hereof there are no disputes with underwriters of any such policies and bonds, and to the best knowledge of Sellers, there is no condition or circumstance applicable to the business of ALS, other than the sale of the ALS Shares pursuant to this Agreement, which may result in such termination or increase. ALS and the Assets are in compliance with all conditions contained in such policies or bonds, except for non-compliance which, individually or in the aggregate, would not have a material adverse affect on the business of ALS or the Assets.

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         5.16 COMPLIANCE WITH LAWS. To the best of Sellers' knowledge, ALS materially has complied, and is currently in material compliance, with all applicable laws, statutes and ordinances, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges of federal, state, local, and foreign governments, and all agencies thereof, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

         5.17 EMPLOYEES. The Sellers have delivered to NeoMedia a list, attached as Exhibit 5.17, setting forth the names of all directors, officers and employees (by classification or type) of ALS and their respective rates of compensation, including the portions thereof attributable to bonuses, and any other salary, bonus or other payment arrangement made with or promised to any of them.

         5.18 EMPLOYEE BENEFIT PLANS. ALS has not at any time maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights under or with respect to
(1) any pension, profit sharing or other plan of deferred compensation; (2) any medical plan, life insurance plan, short-term or long-term disability plan, severance plan, dental plan or other employee benefit plan or employee welfare benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"); or (3) any personnel policy, excess benefit, bonus or incentive plan (including stock options, restricted stock, stock bonus, and deferred bonus plans), salary reduction agreements, change-of-control agreements, employment agreements or consulting agreements.

         5.19 NO GUARANTEES. ALS is not a guarantor or otherwise liable for any liability or obligation (including indebtedness) of any other person.

         5.20 ACCOUNTS RECEIVABLE. Exhibit 5.20 contains a list of the accounts receivable and customer list of ALS as of July 31, 1997.

         5.21 BOOKS AND RECORDS. The books of account and other financial and corporate records of ALS are in all material respects complete, correct and up to date, with all necessary signatures, and are in all material respect accurately reflected in the ALS Financial Statements.

         5.22 ABSENCE OF LITIGATION. Except as set forth on Exhibit 5.22 hereto:

              (a) there are no claims, actions, suits, proceedings, arbitrations, investigations or hearings pending, or to the best of the knowledge of Sellers, threatened against or affecting the licenses, business, operations, properties or Assets or the condition, financial or otherwise, of ALS, or in any way involving this

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         Agreement or the transaction contemplated hereby. To the best knowledge of Sellers, ALS has not waived any statute of limitations or other affirmative defense with respect to any of its obligations. There is no continuing order, injunction or decree of any court, arbitrator or governmental or administrative authority to which ALS is a party, or, to the best knowledge of Sellers, to which ALS is subject. Neither ALS nor Sellers, or any other current officer, director, partner or employee of ALS or any affiliate of ALS has been permanently or temporarily enjoined or barred by order, judgment or decree of any court or other tribunal or any agency or self-regulatory body from engaging in or continuing any conduct or practice in connection with the business engaged in by the ALS.

              (b) there is no order or decree of any court or agency directed to ALS arising out of any judicial, or quasi-judicial, proceeding before any such court or agency with respect to ALS being in default of an order of such court or agency.

         5.23 NO INTEREST IN COMPETITORS. Set forth on Exhibit 5.23 is a list describing the extent to which ALS and Sellers or any other officer or director of ALS or any affiliate of any of the foregoing, directly or indirectly, owns more than a five percent (5%) interest in or controls or is an employee, officer, director, or partner of or participant in (but only to the extent such a participation exceeds one percent), or consultant to any corporation, partnership, limited partnership, joint venture, association or other entity which is a competitor, supplier or customer of ALS or has any type of business or professional relationship with ALS.

         5.24 TAXES. Except as reflected in the ALS Financial Statements or in
Exhibit 5.24 or in respect of taxes accruing with respect to the current fiscal year: (a) ALS has duly filed on a timely basis all tax returns required to be filed by it, and has paid all assessments and reassessments, and all other taxes, governmental charges, penalties, interests and fines due and payable by it on or before the date hereof and which are claimed by any governmental authority to be due and owing; and (b) there are no actions, suits, proceedings, investigations or claims threatened or, to the best of Sellers' knowledge, pending against ALS with respect to taxes, governmental charges or assessments or any other matters under discussion with any governmental authority relating to taxes, governmental charges or assessments asserted by any such authority.

         5.25 CONTRACTS AND AGREEMENTS. Exhibit 5.25 sets forth all material contracts, agreements, licenses and leases of all kind to which ALS is a party and, except for the items listed on such schedule, ALS is not a party to any contract, agreement or lease of any kind, and all such contracts, agreements and leases are valid, effective and in good standing, and no party thereto is in default or breach thereof. ALS is not a party to any material contract, agreement, license or lease of any kind, except as set forth on Exhibit 5.25 hereto.

         5.26 NO DEFAULTS. Except as set forth on Exhibit 5.26, ALS has fulfilled, or has taken all action reasonably necessary to enable it to fulfill when due, all of its obligations under the Commitments, except where the failure to do so would not, individually or in the aggregate, have a material adverse effect on the business of ALS or the Assets. Furthermore, there has not occurred any default by ALS or any event which, with the lapse of time or the election of any person other than ALS, will become a default, nor to the knowledge of Sellers has there occurred any default by others or any event which, with the lapse of time or the election of ALS, will become a default under any of the Commitments, except for such defaults, if any, which (a) have not resulted and will not result in any material loss to or liability of ALS or any of its successors or assigns or (b) have been indicated on Exhibit 5.26. ALS is not in arrears in any material respect with respect to the performance or satisfaction of the terms and conditions to be performed or satisfied by it under any of the Commitments and, to the best of Seller's knowledge and belief, no waiver or variance has been granted by any of the parties hereto.

         5.27 NO CONSENTS REQUIRED. After the change in ownership of ALS, except as set forth on Exhibit 5.27, each of the Commitments included in the Assets does not require the consent of the other parties thereto and, with respect to any of the Commitments which do require the consent of the other parties thereto, ALS has obtained or prior to the Closing will obtain such consent and has provided or will provide NeoMedia with copies thereof.

         5.28 PATENTS, TRADEMARKS, COPYRIGHTS, ETC. Exhibit 5.28 sets forth (a) the registered and beneficial owner and the expiration date, to the extent applicable, for each of the Rights set forth on such Exhibit and (b) the product or products of ALS which make use of, or are sold, licensed or made under, each such Right. All of the Rights are included in the Assets and constitute all Rights necessary for the conduct of the business of ALS, as such business is currently being conducted. Except as set forth on Exhibit 5.28, ALS has not sold, assigned, transferred, licensed, sub-licensed or conveyed the Rights, or any of them, or any interest in the Rights, or any of them, to any person, and has the entire right, title and interest (free and clear of all security interests, liens and encumbrances of every nature) in and to the Rights necessary to the conduct of the business of ALS as currently being conducted; neither has the validity of such items been, nor is the validity of such items, nor the use thereof by ALS, the subject of any pending or, to the best knowledge of Sellers, threatened opposition, interference, cancellation, nullification, conflict, concurrent use, litigation or other proceeding. To the best knowledge of Sellers, the conduct of the business of ALS as currently operated (including the use by ALS's customers of ALS's products for the uses for which ALS markets its products to its customers in the ordinary course of business) does not and will not conflict with, or infringe, legally enforceable rights of third parties. Except as set forth on Exhibit 5.28, to the best knowledge of Sellers, the Rights owned by or licensed to ALS have not been used, and no use is now being made, by any entity except ALS and other entities duly licensed to use the same. Except as set forth on Exhibit 5.28, to the best knowledge of Sellers, there is no infringement of any proprietary right owned or licensed by ALS. All Rights, if any, previously held or now held by Sellers and relating to the business of ALS in any manner, have been duly and effectively transferred to ALS and all such Rights are included in the Assets.

         5.29 PERMITS, LICENSES, ETC. There are no permits, licenses, orders or approvals of governmental or administrative authorities required to permit ALS to carry on its business as currently conducted (other than (a) permit, licenses, orders and approvals which are set forth on Exhibit 5.29, all of which are in full force and effect, and (b) other permits, licenses, orders and approvals, the failure to obtain which would not, individually or in the aggregate, have a material adverse effect on the Assets or on ALS's business).

         5.30 MARKETABLE TITLE; NO LIENS. Except as set forth in Exhibit
5.30, or as otherwise disclosed herein, ALS owns and has good and marketable title to all of the personal property and assets, tangible or intangible, as reflected on the ALS Financial Statements (except for assets disposed of in the ordinary course of business since the respective dates of the ALS Financial Statements), free and clear of all contracts of sale, liens, mortgages, pledges, security interests, charges, restrictions, prior assignments, encumbrances and claims of every kind.

         5.31 POWERS OF ATTORNEY. Except as set forth on Exhibit 5.31, no person has any power of attorney to act on behalf of ALS in connection with any of ALS's properties or business affairs other than such powers to so act as normally pertain to the officers of ALS.

         5.32 SUFFICIENCY OF ASSETS AND COMMITMENTS. Except as set forth in
Exhibit 5.32, the Assets and the Commitments, taken in the aggregate, are sufficient to the best knowledge of Sellers, and constitute all of the property and Rights necessary, for the continuation of the business and operations of ALS on a basis consistent with past operations.

         5.33 LABOR DISPUTES, UNFAIR LABOR PRACTICES. Except as set forth on
Exhibit 5.33, ALS is not engaged in any labor practice which, to the best knowledge of Sellers, would have a material adverse affect on the Assets or ALS's business. There is no pending or affirmatively threatened (a) unfair labor practice complaint, charge, labor dispute, strike, slowdown, walkout or work stoppage before the National Labor Relations Board or any other authority or (b) grievance or arbitration proceeding arising out of or under a collective bargaining agreement involving employees of ALS. There have been no strikes, labor disputes, slowdowns, walkouts, or work stoppages involving employees of ALS during the last three years. To the best knowledge of Sellers, no union representation question exists with respect to the employees of ALS and, to the best knowledge of Sellers, no union organizing activities are taking place. ALS has not received notice from any of its employees of such employee's intent to terminate his or here employment or bring any action against ALS for any reason related to the transactions contemplated by this Agreement or for any other reason.

         5.34 PAST DUE OBLIGATIONS. Except as set forth on Exhibit 5.34, no past due obligations of ALS over $5000 have given rise or shall give rise within 5 days after the Closing Date (except as such will be performed by ALS prior to the Closing so as to relieve NeoMedia of all liability therefor) to any additional liability to NeoMedia on account of their being past due.

         5.35 RECENT DIVIDENDS AND OTHER DISTRIBUTIONS. There has been no dividend or other distribution of assets or securities whether consisting of money, property or any other thing of value, declared, issued or paid to or for the benefit of Sellers subsequent to the date of the most recent ALS Financial Statements by ALS.

         5.36 NO UNTRUE STATEMENTS. Neither this Agreement nor any documents, certificates or statements furnished to NeoMedia by or on behalf of Sellers in connection herewith contains any untrue statement of a material fact or omits to state a material fact (materiality being determined in relation to ALS taken as a whole) necessary in order to make the statements contained herein and therein not misleading. There is no fact known to Sellers, which materially adversely affects, or in the future may materially adversely affect, the business, properties, assets, prospects or financial condition of ALS which has not been set forth in this Agreement or the exhibits hereto or otherwise disclosed in writing to NeoMedia including by means of the financial statements for ALS.

         5.37 SHARES HELD FOR INVESTMENT. Sellers are acquiring the NeoMedia Shares hereunder solely for their own account, for investment, and not with a view to the distribution or resale thereof. Sellers represent and warrant that they have no present intention of selling or distributing any of the NeoMedia Shares to be acquired hereunder and that they are not under any present necessity or constraint to dispose of any such NeoMedia Shares to satisfy any existing or contemplated debt or undertaking.

         5.38 RESTRICTIVE LEGEND. Sellers confirm their understanding, and agree, that:

              (a) Certificates for the NeoMedia shares to be issued and delivered to them hereunder will bear substantially the following legend:

                  "The securities represented by this Certificate were issued _____________, without registration under the Securities Act of 1933, as amended. No transfer, sale or distribution of these securities or any interest therein may be made except under an effective registration statement under said Act covering such securities unless the Corporation has received an opinion of counsel satisfactory to it that such transfer or sale does not require registration under said Act."

              (b) Sellers shall be bound by the terms of the foregoing legend and agree that appropriate restrictions on transfer will be noted on NeoMedia's corporate records and the records of NeoMedia's transfer agent.

         5.39 KNOWLEDGE OF ALS AND SELLERS. As to each representation and warranty made by Sellers under this Section 5, any fact or information known to ALS or notice received by ALS, shall be imputed to Sellers as if such fact or information were known to Sellers or such notice was received by Sellers.

         6. REPRESENTATIONS AND WARRANTIES OF NEOMEDIA. NeoMedia represents and warrants to Sellers that the following are true and correct as of the date hereof:

         6.1 ORGANIZATION AND GOOD STANDING. NeoMedia is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is validly existing and in good standing under its jurisdiction of incorporation and is qualified to do business in the jurisdiction in which such qualification is required and has the full corporate power and authority to own, lease and operate its property and businesses.

         6.2 CAPITALIZATION. NeoMedia has an authorized capitalization of 15,000,000 shares of capital stock, all of which is designated as common stock. There are presently issued and outstanding 5,381,701 shares of common stock of NeoMedia. No other stock of such corporation is outstanding.

         6.3 CORPORATE AUTHORIZATION. The execution and performance of this Agreement and the issuance and delivery of the NeoMedia shares in accordance with the provisions hereof have been duly authorized by all necessary corporate action on the part of NeoMedia and this Agreement constitutes a valid, binding and enforceable obligation upon NeoMedia except that such performance may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally.

         6.4 NO BREACH OR VIOLATION. The execution and performance of this Agreement and compliance with the provisions hereof by NeoMedia will not violate, with or without the giving of notice or the passage of time, any applicable law or regulation and will not conflict with, or result in the breach of, any of the terms, conditions or provisions of, or constitute a default under, any corporate charter, by-law, indenture, mortgage, agreement or other instrument to which NeoMedia is bound.

         6.5 TAX-FREE TREATMENT. NeoMedia shall not take any action or fail to take any action which deprives or could deprive the Sellers of their rights to treat the transactions contemplated by this Agreement under Section 368(a)(1)(B) of the Code.

         7. PRE-CLOSING COVENANTS OF THE SELLERS.

         Sellers hereby covenant and agree with NeoMedia that Sellers shall do, or cause ALS to do, the following, between the date of this Agreement and the Closing Date or date of termination of this Agreement, as the case may be:

         7.1. CONDUCT OF BUSINESS UNTIL CLOSING DATE. Acknowledging that Sellers cannot control certain factors that are beyond Seller's control and that are external to the business of ALS (e.g., natural disasters, political turmoil and financial market fluctuations) and except as permitted or required hereby or as NeoMedia may otherwise consent in writing, Sellers shall cause ALS to:

              7.1.1 operate the business of ALS only in the usual, regular and ordinary manner, and use their best efforts to (a) preserve the present business organization of ALS intact, (b) keep available the services of the present employees of ALS who are listed on Exhibit 5.17, and (c) preserve the current business relationships of ALS with customers, suppliers, distributors and others having business dealings with it;

              7.1.2 bear the risk of loss or damage to the Assets on and prior to the Closing Date where such risk of loss is not the legal obligation of another, and maintain all properties necessary for the conduct of the business of ALS, whether owned or leased;

              7.1.3 maintain the books, records and accounts of ALS in the usual, regular and ordinary manner, on a basis consistent with prior periods;

              7.1.4 duly comply with all laws which, to the best of Sellers' knowledge, apply to ALS and to the conduct of its business;

              7.1.5 perform all of the obligations of ALS without default, unless such default is of no significance to ALS and could have no adverse impact on ALS, its Assets or business;

              7.1.6 neither (a) amend ALS's Articles of Incorporation or by-laws; (b) merge with or into, consolidate, amalgamate or otherwise combine with, any other entity, or agree to do any of the foregoing; nor (c) change the character of the business of ALS;

              7.1.7 neither (a) encumber, mortgage, or voluntarily subject to lien any of the existing Assets; (b) transfer, sell, lease, license or otherwise dispose of any of, or any part of, the Assets (other than sales, licensing and usage of Inventory and usage of Equipment in the ordinary course of business); (c) convey, transfer or acquire any Assets or property to, for or on behalf of ALS, other than in the ordinary course of business; (d) enter into any arrangement, agreement or undertaking, with respect to any of ALS's employees relating to the payment of any bonus, severance, profit-sharing or special compensation or any increase in the compensation payable or to become payable to any such employee; nor (e) incur any material fixed or contingent obligation or enter into any agreement, commitment, contract or other transaction or arrangement relating to the business of ALS or the Assets;

              7.1.8 not make any distributions or dividends of Assets or securities, nor any changes to the capital structure of ALS; and

              7.1.9 neither modify, change or terminate any of its material obligations other than in the ordinary course of business, nor grant any power of attorney with respect to the business of ALS or the Assets to any party except NeoMedia.

         7.2 ACCESS TO PROPERTIES, RECORDS, SUPPLIERS, AGENTS, ETC. Sellers shall cause ALS to give NeoMedia and to NeoMedia's counsel, financiers, accountants and other representatives access to and copies of such of ALS's properties, personnel, books, tax returns, contracts, commitments and records as relate to the Assets, suppliers, agents, identities of rented lists, or other aspects of the business of ALS, and shall furnish to NeoMedia and such representatives all such additional instruments, contracts, documents or other written obligations (certified by officers of ALS, if so requested) and financial and other information concerning such business, Assets, suppliers, agents, and other aspects of the business of ALS as NeoMedia or its representatives may from time to time request.

         7.3 ADVICE OF CHANGES. If the Sellers become aware of any fact or facts which, if known at the date hereof, would have been required to be set forth or disclosed in or pursuant to this Agreement or which, individually or in the aggregate, could materially adversely affect the business, Assets or common stock of ALS, Sellers shall promptly advise NeoMedia in writing thereof.

         7.4 CONDUCT. Except as permitted or required hereby or as NeoMedia may otherwise consent in writing, neither ALS nor Sellers shall enter into any transaction or take any action which would result in any of the representations and warranties of ALS or Sellers contained in this Agreement or in any other document not being true and correct as of the time immediately after such transaction has been entered into or such event has occurred and on the Closing Date.

         7.5 EMPLOYEE BENEFIT PLANS. Except for payment of ALS's current obligations, Sellers shall cause ALS not to incur any additional obligations and liabilities, including (a) all liabilities for all claims incurred, whether or not reported, on or before the Closing Date under all "employee welfare benefit plans," within the meaning of ERISA, (b) all liabilities or obligations for vacations or sick leave or retiree, medical or life benefits to employees or former employees of ALS, and (c) all liabilities of ALS for all benefits accrued under any "employee pension benefit plan," within the meaning of ERISA under each Employee Benefit Plan.

         7.6 SATISFACTION OF CONDITIONS BY SELLERS. Sellers hereby covenant and agree with NeoMedia, that, between the date of this Agreement and the Closing Date or date of termination of this Agreement, as the case may be, Sellers shall use their best efforts to assure that the conditions set forth in Section 10 hereof are satisfied by the Closing Date.

         7.7 NON-DISCLOSURE OF NEGOTIATIONS AND NON-USAGE OF DOCUMENTS OF NEOMEDIA. The Sellers hereby covenant and agree with NeoMedia that, except as may be required by law, the Sellers shall not use, show, display, describe or otherwise disclose, directly or indirectly and shall cause ALS not to use, show, display, describe or otherwise disclose, directly or indirectly, in any manner, this Agreement, any Exhibits hereto or any other document created by NeoMedia's counsel, in whole or in part, which was the subject of negotiations between NeoMedia and Sellers, or any of the terms or other aspects of the negotiations between NeoMedia and Sellers, in the event that the Closing shall not occur for any reason. Sellers further agree that they will return and instruct all of their advisors, representatives and other parties to return to NeoMedia all documents or other written materials regarding this transaction that were obtained from NeoMedia or its counsel during the course of the negotiations (including all drafts of all documents).

         Prior to the Closing, Sellers will use their best efforts to keep confidential any and all information furnished to them by NeoMedia in the course of the negotiations. If for any reason the Closing shall not occur, Sellers will continue to use their best efforts to keep such information confidential, to the extent that it is protectable by law.

         8. PRE-CLOSING COVENANTS OF NEOMEDIA.

         8.1 SATISFACTION OF CONDITIONS BY NEOMEDIA. NeoMedia hereby covenants and agrees with ALS, that, between the date of this Agreement and the Closing Date or date of termination of this Agreement, as the case may be, NeoMedia shall use its best efforts to assure that the conditions set forth in Section 11 hereof are satisfied by the Closing Date.

         8.2 CONFIDENTIALITY. Prior to the Closing, NeoMedia will use its best efforts to keep confidential any and all information furnished to it by ALS or the Sellers in the course of negotiations. If for any reason the Closing shall not occur, NeoMedia will continue to use its best efforts to keep such information confidential, to the extent that it is protectable by law, and will not use it and will return to Sellers all documents or other written material regarding this transaction that were obtained during the course of negotiations (including all drafts of all documents).

         Prior to Closing, NeoMedia will use its best efforts to keep confidential any and all information furnished to it by Sellers in the course of the negotiations. If for any reason the Closing shall not occur, NeoMedia will continue to use its best efforts to keep such information confidential, to the extent that it is protectable by law.

         9. POST-CLOSING COVENANTS.

         9.1 FURTHER ASSURANCES. After the Closing hereunder, each party shall, at the request of the other parties, execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may reasonably be requested (a) to transfer to and fully vest in NeoMedia, and protect NeoMedia's right, title and interest in and to, all of the ALS Shares, and ALS's right, title and interest in and to the Assets and (b) otherwise to consummate the transactions contemplated by this Agreement.

         9.2 ACQUISITIONS BY NEOMEDIA OF SIMILAR BUSINESSES. Prior to NeoMedia's acquiring any Year 2000 or migration business, NeoMedia shall consult with and seek the advice of Sellers, although Sellers shall not have veto authority over such proposed acquisition.

         9.3 BOARD OF DIRECTORS' MEETINGS. As long as Sellers' shares are neither registered for sale nor available for sale under an exemption under The Securities Act of 1933, Sellers shall be invited to attend all Board of Directors' meetings of NeoMedia, except as to matters deemed confidential by the Board.

         9.4 CONTINUED BUSINESS OF ALS. Subject to reasonable business judgment, NeoMedia shall use reasonable efforts to keep the operations of ALS, as existing as of the Closing, intact and shall use reasonable efforts to transfer to ALS portions of NeoMedia's existing business of similar nature to that of ALS.

         10. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF NEOMEDIA.

         The obligations of NeoMedia pursuant to this Agreement are subject to the satisfaction at the Closing of each of the following conditions, any or all of which conditions may be waived by NeoMedia in its sole discretion:

         10.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Sellers (contained in this Agreement, any Exhibit hereto, or any certificate or instrument delivered to NeoMedia or its representatives by the Sellers or their representatives) shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (I.E., with respect to a representation that a state of facts exists on or as of the date hereof, it is a condition that such state of acts exists on or as of the Closing Date; and with respect to a representation that a state of facts has or has not changed between a date prior to the date hereof and the date hereof, it is a condition that such state of facts has or has not changed between such prior date and the Closing Date), except as affected by the transactions contemplated hereby.

         10.2 PERFORMANCE OF AGREEMENTS. Sellers shall have performed and complied with and shall have caused ALS to perform and comply with all covenants, obligations and agreements to be performed or complied with by them on or before the Closing Date pursuant to this Agreement.

         10.3 LITIGATION, ETC.

              10.3.1 Except as set forth on Exhibit 5.22, no claim, action, suit, proceeding, arbitration, investigation or hearing or notice of hearing shall be pending or, insofar as is known to Sellers, threatened against or affecting ALS or Sellers or any of the Assets, which (a) might result either in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement; or (b) would materially adversely affect the business of ALS or the ability of NeoMedia to consummate the transactions contemplated by this Agreement or to own the Assets or to operate the business of ALS.

              10.3.2 ALS shall not be in violation of any law, statute, ordinance, regulation or executive order, the enforcement of which would, individually or in the aggregate, materially adversely affect the Assets or the business of ALS; or which would, individually or in the aggregate, materially adversely affect the ability of NeoMedia to consummate the transactions contemplated by this Agreement or to own the Assets or to operate the business of ALS.

              10.3.3 No law, regulation or decree shall have been proposed, adopted or promulgated, or have become effective, the enforcement of which would materially adversely affect the ability of NeoMedia to consummate the transactions contemplated by this Agreement or to own the Assets or to operate any such business.

         10.4 APPROVALS AND CONSENTS. ALS shall have obtained, and NeoMedia shall have received copies of all of the approvals and consents referred to in
Section 5.27, each of which
approvals and consents shall be in full force and effect and reasonably satisfactory in form and substance to NeoMedia and its counsel.

         10.5 SELLER'S CERTIFICATE. NeoMedia shall have received an accurate certificate of Sellers dated the Closing Date, satisfactory in form and substance to NeoMedia and its counsel, certifying (a) as to the fulfillment of the matters specified in Sections 10.1 through 10.3, and (b) any changes that NeoMedia is required to be notified of pursuant to Section 7.3, or that previously had not been disclosed to NeoMedia.

         10.6 OFFICER'S CERTIFICATE. NeoMedia shall have received an accurate certificate, dated the Closing Date, of the President of ALS, dated as of the Closing date, stating, among other things, that he is not aware of any material omissions or facts that would materially alter any of the ALS Financial Statements, nor is he aware of any facts or factors that are reasonably likely to occur, or if known to other parties, that could have a material adverse affect on the financial condition, business, operations, Assets, liabilities, management or prospects of ALS.

         10.7 GOOD STANDING CERTIFICATES. NeoMedia shall have received (a) a certificate of the Office of the Secretary of State of Ohio, dated within 30 days before the Closing Date, certifying that the records of such state regarding ALS in such state reflect neither a certificate of dissolution, a court order declaring dissolution, a merger or consolidation which terminated its existence, nor suspension of its corporate powers, rights and privileges, and that in accordance with the records of such state, such corporation is authorized to exercise all of its corporate powers, rights and privileges in such state.

         10.8 MATERIAL ADVERSE CHANGE. There have been no material adverse changes in the financial condition, business, operations, assets, liabilities, management or prospects of ALS.

         10.9 ACTIONS, PROCEEDINGS, ETC. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement shall have been reasonably satisfactory to NeoMedia, such approval not to be unreasonably withheld.

         10.10 OPINION OF COUNSEL TO ALS. NeoMedia shall have received an opinion of Thompson, Hine & Flory LLP, counsel to Sellers, addressed to NeoMedia, dated the Closing Date, in form and substance satisfactory to NeoMedia and its counsel.

         10.11 LICENSES, PERMITS, CONSENTS, ETC. NeoMedia shall have received evidence, in form and substance reasonably satisfactory to counsel for NeoMedia, that such licenses, permits, consents, authorizations or orders of governmental authorities as are necessary to the consummation of the transactions contemplated by this Agreement and the continued operation of the business of ALS have been obtained.

         10.12 DOCUMENTATION OF RIGHTS. ALS shall have delivered to NeoMedia true and complete copies of all of the documentation held by ALS relating to each of the Rights.

         10.13 OFFICERS' FINANCIAL CERTIFICATE. NeoMedia shall have received a certificate as set forth in Exhibit 10.13 from Sellers dated as of the Closing Date, satisfactory in form and substance to NeoMedia and its counsel, certifying that the ALS Financial Statements are true and correct, and accurately present the financial position of ALS during that interim period.

         10.14 UPDATE OF EXHIBITS. Sellers shall have furnished to NeoMedia as
Exhibit 10.14, immediately prior to the Closing Date, an amendment to the Exhibits to this Agreement which shall update as of the Closing Date all information specifically required to be contained in the Exhibits as of the date hereof which have come into existence between the date hereof and the Closing Date, and the information supplied in the amendment to the Exhibits shall not show the incorrectness or untruthfulness or lack of completeness in any respect of any representation or warranty made by Sellers as of the date hereof or as of the Closing Date, or the breach of any agreement, covenant or condition required by this Agreement to be performed or complied with by the Sellers prior to the Closing Date.

         10.15 COMPLETION OF DUE DILIGENCE AND APPROVAL OF EXHIBITS. NeoMedia shall have received sufficient information and access to such information on a timely basis regarding ALS from Sellers and shall have approved all Exhibits to this Agreement.

         10.16 EMPLOYMENT AND CONSULTING AGREEMENTS. An employment agreement and a consulting agreement with George Luntz and Gerald Willis, respectively, shall have been entered into on terms acceptable to NeoMedia.

         10.17 STOCK PRICE. The quoted bid price of NeoMedia shares on NASDAQ shall not be, as of the Closing, less than $8.50 per share.

         10.18 APPROVAL BY JOSEPH CHARLES & ASSOCIATES, INC. Approval for issuance of the shares being sold by NeoMedia hereunder shall have been received from Joseph Charles & Associates, Inc.

         11. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLERS.

         The obligations of Sellers under this Agreement are subject to the satisfaction at the Closing of each of the following conditions, any or all of which conditions may be waived by Sellers in their sole discretion:

         11.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by NeoMedia in this Agreement shall be true as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

         11.2 PERFORMANCE OF AGREEMENTS. NeoMedia shall have performed and complied in all material respects with all covenants, obligations and agreements to be performed or complied with by it on or before the Closing Date pursuant to this Agreement.

         11.3 EMPLOYMENT AND CONSULTING AGREEMENTS. An employment agreement and a consulting agreement with George Luntz and Gerald Willis, respectively, shall have been entered into on terms acceptable to each such party.

         11.4 STOCK PRICE. The quoted bid price of NeoMedia shares on NASDAQ shall not be, as of the Closing, less than $8.50 per share.

         11.5 COMMISSION ARRANGEMENTS. Subject to NeoMedia's review and as long as such employees and representatives perform their duties, NeoMedia shall retain all commission arrangements with all current sales employees and representatives and consultants of ALS for one year, except for James Burnette, whose arrangement shall remain in place for two years.

         11.6 TAXES. Sellers shall have accrued, with NeoMedia's approval, a reasonably estimated distribution for income tax liability of Sellers as shareholders of ALS, with the actual distribution to be made following preparation of the fiscal year income tax returns for ALS.

         11.7 REGISTRATION. NeoMedia and Sellers shall enter into an agreement that, after NeoMedia has reported one quarter of combined earnings following this transaction, (a) Sellers may request NeoMedia to register the NeoMedia Shares, and thereafter NeoMedia will file no later than February 28, 1998, a request for registration of the NeoMedia Shares under the Securities Act of 1933, as amended, and (b) NeoMedia in any event shall offer Sellers the option to include the NeoMedia Shares if any other request for registration which NeoMedia thereafter may file, if NeoMedia has not filed the NeoMedia Share registrations prior thereto, in accordance with SEC rules. NeoMedia will use its best efforts to make such registration effective.

         12. MISCELLANEOUS.

         12.1 NATURE AND SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNIFICATION. All statements contained in this Agreement or in any exhibit or document delivered in connection with this Agreement shall be deemed representations and warranties by such party hereunder. All representations, warranties, covenants and indemnities made in this Agreement or pursuant hereto shall survive the Closing hereunder until one year from the date of Closing except (a) with respect to any claim, written notice of which shall have been delivered to NeoMedia or Sellers, as the case may be, prior to a date one year from the date of Closing, such claim shall survive the termination of such period and shall survive for as long as such claims is unsettled, and (b) with respect to any litigation which shall have been commenced to resolve such claim on or prior to such date.

         12.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the documents referred to herein constitute the entire Agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral warranties, representations, inducements, understandings, commitments, agreements or contracts. No amendment to or modification of the terms or conditions hereof shall be binding unless it is in writing and signed by the party against whom the amendment or modification is charged. No party hereto shall be bound by or charged with any written or oral arguments, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement or in any Exhibit hereto or in certificates and instruments to be delivered pursuant hereto on or before the Closing.

         12.3 NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received
(a) when delivered, if delivered personally, (b) four days after mailing, when sent by registered or certified mail, return receipt requested and postage prepaid, (c) the next business day after delivery to a private courier service, when delivered to a private courier service providing documented overnight service, and (d) on the date of delivery if delivered by telecopy, receipt confirmed, provided that a confirmation copy is sent on the next business day by registered or certified mail, return receipt requested and postage prepaid, in each case addressed as follows:

         If to NeoMedia:

                  NeoMedia Technologies, Inc.
                  2201 Second Street
                  Suite 600
                  Fort Myers, FL   33901
                  941-337-3668 - Fax
         with a copy to:

                  Barton J. Springer, Esq.
                  Fishman, Merrick, Miller, Genelly,
                  Springer, Klimek & Anderson, P.C.
                  30 N. LaSalle Street, Suite 3500
                  Chicago, IL  60602
                  312-726-2649 - Fax

         If to Sellers:

                  George Luntz
                  4307 Peppermill Lane
                  Cincinnati, OH   45242

                  Gerald L. Willis
                  5170 Rollman Estate Drive
                  Cincinnati, OH   45236

or to such other address as the recipient party may indicate by a notice delivered to the sending party (such change of address notice to be deemed given, delivered and received only upon actual receipt thereof by the recipient of such notice).

         12.4 SEVERABILITY. Whenever possible, each paragraph of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any paragraph of this Agreement shall be unenforceable or invalid under applicable law, such paragraph shall be ineffective only to the extent and duration of such unenforceability or invalidity and the remaining substance of such paragraph and the remaining paragraphs of this Agreement shall in such event continue to be binding and in full force and effect.

         12.5 WAIVERS. No failure by any party to exercise any of such party's rights hereunder or to insist upon strict compliance with respect to any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver by any party to demand exact compliance with the terms hereof. Waiver by any party of any particular default by any other party shall not affect or impair such party's rights in respect of any subsequent default of the same or of a different nature, nor shall any delay or omission of any party to exercise any rights arising from any default by any other party affect or impair such party's rights as to such default or any subsequent default. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein or in any other documents.

Any party hereto may, at or before the Closing, waive any conditions to its obligations hereunder which are not fulfilled.

         12.6 HEADINGS; CERTAIN TERMS. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement. As used in this Agreement, the term "including" means "including, but not limited to" unless otherwise specified; the word "or" means "and/or," and the word "person" means and refers to any individual, corporation, trust, partnership, joint venture, government or governmental authority, or any other entity.

         12.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         12.8 EXPENSES. Except as and to the extent otherwise provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, ALS and Seller shall pay their own respective expenses and the fees and expenses of their respective counsel and other experts.

         12.9 TERMINATION OF AGREEMENT. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time, but not later than the Closing Date:

              (a) by mutual consent of the parties;

              (b) by either party, if a condition precedent to such party's obligations, as recited in Section 10 or 11, has not been satisfied or waived; or

              (c) by ALS or Seller if, through no material fault of such party so electing to terminate, the Closing shall not have occurred on or prior to September 30, 1997.

In the event of the termination of this Agreement by any party as above provided, without material fault of any party, no party shall have any liability hereunder, including any liability for damages. In the event that a condition precedent to a party's obligation is not met, nothing contained herein shall be deemed to require any party to terminate this Agreement rather than to waive such condition precedent and proceed with the Closing.

         12.10 TRANSACTION TAXES. While the parties intend that the sale of ALS shares shall be tax free, Sellers shall pay any and all taxes, if any, imposed upon the sale of the ALS Shares and transfer of ownership of ALS pursuant to this Agreement.

         12.11 BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of the parties hereto and shall be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by Seller or NeoMedia without the prior express written consent of the other party. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

         12.12 DISCLOSURES. Any disclosure by either party hereto pursuant to any specific provision of this Agreement shall be deemed a disclosure for all other purposes of this Agreement.

         12.13 SECTION REFERENCES. All references contained in this Agreement to any section number are references to sections of this Agreement unless otherwise specifically stated.

         12.14 BROKERS AND FINDERS. Neither NeoMedia nor Sellers has employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions, finders' fees or advisory fees in connection with the transactions contemplated by this Agreement; and Sellers on the one hand, and NeoMedia on the other hand, shall indemnify and hold each other harmless in respect of any such obligation or liability based in any way on agreements or arrangements or understandings claimed to have been made by any thereof with any third party.

         12.15 PUBLIC ANNOUNCEMENTS. No press release or other public statement with respect to this Agreement or the transactions contemplated hereby shall be issued by any party without that party having consulted with and obtained the written consent of the other parties hereto; provided, however, notwithstanding the foregoing, NeoMedia, as a company subject to the U.S. securities laws and regulations relating to publicly-held companies, may make such public statements at such time and in such form as may be required under such laws or regulations as advised by its counsel.

         12.16 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any person.

         12.19 NUMBER AND GENDER. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used herein will have a comparable meaning whether used in a masculine, feminine or gender-neutral form.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        NEOMEDIA TECHNOLOGIES, INC.

                                        By: /s/ CHARLES W. FRITZ
                                           -----------------------------
                                             Charles W. Fritz, President

Attest:

/s/ WILLIAM E. FRITZ
------------------------
William E. Fritz
Secretary

                                           /s/ GEORGE LUNTZ
                                          -------------------------------
                                            GEORGE LUNTZ

                                           /s/ GERALD L. WILLIS
                                          -------------------------------
                                            GERALD L. WILLIS

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                 EXHIBIT 1.1.3
                             SCHEDULE OF EQUIPMENT

                                                      HISTORICAL
             DESCRIPTION                                COST
             -----------                              ----------

FURNITURE AND FIXTURES - ACCOUNT #1510
 1    Filing cabinet                                   $  127
 2    Computer table and file cabinet                     138
 3    Timmons office furniture                            672
 4    Partitions                                          173
 5    Receptionist counter                              3,275
 6    Lobby furniture                                   3,215
 7    Security system                                     896
                                                       ------
                                             Total     $8,496
                                                       ======
COMPUTER SOFTWARE - ACCOUNT #1520
 1    Acucobol 85 operating system                     $3,450
 2    Object COBOL Dev Suite UNIX v4.1                  3,021
 3    Project v4.1 Windows 95 CD-ROM                      417
 4    Windows NT server v 4.0 (20 users)                  423
 5    SCO-UA105-UX74, 5.0.2                                70
 6    Micrografx Flowcharter 7                            139
 7    WinFax Pro for Windows 95 and Act III               264
 8    Windows NT server v4.0 (5 users)                    703
                                                       ------
                                             Total     $8,487
                                                       ======
COMPUTER EQUIPMENT - ACCOUNT #1530
 1   Laptop                                            $3,887
 2   Pentium Hard Drive                                 1,132
 3   Personal Computer                                  2,119
 4   Personal Computer                                  1,495
 5   Stepnote computer and modem                        2,273
 6   HP DeskJet 680C                                      287
 7   30% deposit on new phone system                    2,625
 8   PC and modem                                       3,216
 9   Personal Computer and monitor                        954
10   G6-200 Pentium Pro PC and monitor                  4,144 (a)
11   Pro/10 & PCI combo adapter, SCSI-2                   891 (a)
12   Jet Direct EX Plus Laserjet 6P Printer             1,128
13   Ditto Backup Parallel 2GB Drive                      359
14   20 Pack PRO/10 & ISA TPO Adpt                        416
15   Superstack II Hub 24 Port Link Cable                 544
16   HP Surestore DAT 24                                1,509
17   Pentium Pro 200                                    8,158
18   Pentium 133                                        1,008
19   Telephone headset                                    482
20   Network printer card                                 329
21   DKT2010SD Telephone                                  353
22   Surestore 81 8BG Int. Driver                         935
23   (3) AGI P166 Computers                             2,730
                                                       ------

                                             Total    $40,974
                                                      =======
(a)  one third owned by ALS.

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.2
                           SCHEDULE OF CAPITAL STOCK



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.5
               SCHEDULE OF SUBSIDIARIES, DIVISIONS OR AFFILIATES

          SUBSIDIARIES

               NONE

          DIVISIONS

               NONE

          AFFILIATES

               ALLEGIANT DATA SYSTEMS, INC.
               ALLEGIANT MANAGEMENT ASSISTANCE, INC.

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.7
                         SCHEDULE OF EQUITY INVESTMENTS



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.12
                        SCHEDULE OF FINANCIAL STATEMENTS

The financial statements are prepared on a modified accrual basis. Adjustments to the financial statements would include, but not be limited to the following items. Certain transactions for Allegiant Legacy Solutions, Inc. ("ALS") have been recorded in the general ledger of Allegiant Data Systems, Inc. ("ADS"). Revenue has been recognized as billed, rather than on an accrual basis. An allowance for bad debts has not been established for uncollectible trade accounts receivable. Commissions are recorded when paid and not when the sale is recorded.

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.13
                SCHEDULE OF ABSENCE OF CERTAIN CHANGES OR EVENTS

5.13.3 ALS's exclusive Australian distributor has indicated their desire to terminate the agreement. Their total contribution to sales over the period of the agreement (15 months) was $34,000.

5.13.11 Expenses incurred by employees and officers were submitted and reimbursed during August, 1997.

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.15
                             SCHEDULE OF INSURANCE

                         (a)   NONE

                       (b)(i)  NONE

                       (b)(ii) NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.17
                             SCHEDULE OF EMPLOYEES

                                                         OTHER
          NAME                           SALARY       COMPENSATION
--------------------                    --------      ------------
FULL-TIME EMPLOYEES
George G. Luntz                         $132,000      $    50,000
    (Other compensation represents bonus paid in July, 1997)

Kevin S. Timmons                          61,000      Commissions

Howard E. Hawkins                         61,000      Commissions

Betty Aubrey                              40,000      Commissions

John C. Schmalfuss                        38,000      Commissions

Jill Siau                                 36,000      Commissions

James Burnett                             30,000      Commissions

Dean Luntz                                25,000      Commissions

PART-TIME EMPLOYEES
Adrienne Luntz                          $20/Hour          None

Rachel J. Ekeroth                       $27/Hour      Commissions



BILLED FROM ALLEGIANT DATA SYSTEMS, INC.
Gerald L. Willis                    $4,844 / month       50,000
    (Other compensation represents bonus paid in July, 1997)
    (After the merger, Mr. Willis to be on salary with ALS)

David John Martin                         45,000       Commissions
    (Currently, ADS is charging 50% of his salary to ALS. After the merger all of his salary will be paid by ALS.)

Sandy Wieman (Bookkeeper)             $833 / month        None
    (Represents 40% of her salary)

Cynthia Ballard (Receptionist)        $417 / month        None
    (Represents 40% of her salary)

Karen Bauer (Order Fullfillment)         None             None

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.20
               SCHEDULE OF ACCOUNTS RECEIVABLE AND CUSTOMER LIST

                                                       ACCOUNTS
                                                      RECEIVABLE
          CUSTOMER                                  AS OF 07/31/97
          ---------                                 --------------

Allegiant Data Systems, Inc.                         $  7,024.25
Allegiant Management                                    1,600.00
Blue Beacon International, Inc.                             0.00
BP Oil Company                                              0.00
Cardinal Scale Mfg. Co.                                     0.00
Cipher Systems Ltd.                                     1,000.00
City of Fairfield                                           0.00
Cobol, Inc.                                                 0.00
Commonwealth Aluminum                                   1,000.00
Compsoft International, Inc.                                0.00
Countrywide Fund Services, Inc.                        27,601.65
CSC Pty. Ltd.                                          20,000.00
Data General Corporation                                3,912.50
David Hagen & Associates                                    0.00
Easirun Europa, Gmbh                                    9,995.37
Easirun International                                     286.00
Easirun USA                                            19,921.57
EDS                                                    40,000.00
EDS - Miser                                                 0.00
Exacta Corporation                                     18,866.67
Invacare Corporation                                   10,631.25
Invesco Funds Group, Inc.                              34,586.43
Keane, Inc.                                             6,000.00
Mason Shoe Company                                     56,942.99
NeoMedia Technologies, Inc.                             5,266.10
PAX / I                                                     0.00
Revo Software                                               0.00
Sterling Software, Inc.                                   (93.91)
Tracor Information Systems Company                          0.00
Transoft Ltd.                                           3,789.72
Transoft, Inc.                                              0.00
Vauform Industries, Inc.                                    0.00
                                                     -----------

Total                                                $268,330.59
                                                     ===========

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.22
                       SCHEDULE OF ABSENCE OF LITIGATION



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.23
                     SCHEDULE OF NO INTEREST IN COMPETITORS



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.24
                                SCHEDULE OF TAXES



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.25
                      SCHEDULE OF CONTRACTS AND AGREEMENTS


1 Software Distribution Agreement between Sinc, Inc. and Allegiant Data Systems, Inc. dated December 31, 1995, and amended with correspondence between Sinc, Inc. and Allegiant Legacy Solutions, Inc. dated February 28, 1996, November 19, 1996 and August 28, 1997

2 Agreement between Allegiant Legacy Solutions, Inc. and CSC Pty Limited dated August 23, 1996

3 Agreement between Allegiant Legacy Solutions, Inc. and Easirun Europa, Gmbh dated November 7, 1996

4 Agreement between Allegiant Legacy Solutions, Inc. and NeoMedia Technologies, Inc. dated March 21, 1997

5 Agreement between Allegiant Legacy Solutions, Inc. and Exacta Corporation dated May 6, 1997

6 Agreement between Allegiant Legacy Solutions, Inc. and Tracor Information Systems Company dated February 19, 1997

7 Agreement between Allegiant Legacy Solutions, Inc. and Transoft, Inc. dated January 16, 1997

8 Master Products and Services Agreement between Allegiant Legacy Solutions, Inc. and Data General Corporation dated November 14, 1996

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.26
                             SCHEDULE OF NO DEFAULTS

Allegiant Legacy Solutions, Inc. is currently engaged in Year 2000 projects for customers, some of which are scheduled to be delivered later than originally planned, and as is common in this type of project-based work.

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.27
                        SCHEDULE OF NO CONSENTS REQUIRED



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.28
                SCHEDULE OF PATENTS, TRADEMARKS, COPYRIGHTS, ETC.



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.29
                        SCHEDULE OF PERMITS, LICENSES, ETC.



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.30
                    SCHEDULE OF MARKETABLE TITLE AND NO LIENS



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.31
                         SCHEDULE OF POWERS OF ATTORNEY



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.32
                SCHEDULE OF SUFFICIENCY OF ASSETS AND COMMITMENTS



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.33
               SCHEDULE OF LABOR DISPUTES, UNFAIR LABOR PRACTICES



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                  EXHIBIT 5.34
                        SCHEDULE OF PAST DUE OBLIGATIONS



                                      NONE

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                 EXHIBIT 10.13
                        OFFICERS' FINANCIAL CERTIFICATE



This internally prepared financial statement of Allegiant Legacy Solutions, Inc. consisting of a balance sheet dated July 31, 1997 and an income statement from December 1, 1996 to July 31, 1997, prepared on the modified accrual basis of accounting, are, to the best of our knowledge, true and correct and accurately present the financial position of Allegiant Legacy Solutions, Inc.

  9/1/97                                     /s/ GEORGE G. LUNTZ
---------                                    -------------------------
  Date                                           George G. Luntz

  9/1/97                                     /s/ GERALD L. WILLIS
---------                                    -------------------------
  Date                                           Gerald L. Willis

                        ALLEGIANT LEGACY SOLUTIONS, INC.
                                 EXHIBIT 10.14
                         SCHEDULE OF UPDATE OF EXHIBITS



                                      NONE